UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 18, 2021

Kyndryl Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40853	86-1185492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Vanderbilt Avenue, 15th Floor
New York, New York 10017

(Address of principal executive offices, and Zip Code)

(212) 896-2098

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 18, 2021 (the “Effective Date”), Kyndryl Holdings, Inc. (“Kyndryl”) (i) entered into a $3,150 million senior unsecured Five-Year Revolving Credit Agreement (the “Revolving Credit Agreement”) with the several banks and other financial institutions from time to time party thereto (the “Revolving Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent, Banco Santander, S.A., New York Branch, MUFG Bank, Ltd., and TD Securities (USA) LLC, as Syndication Agents, and the Documentation Agents named therein, and (ii) entered into a $500 million senior unsecured Term Loan Credit Agreement (the “Term Loan Credit Agreement” and, together with the Revolving Credit Agreement, the “Credit Agreements”) with the several banks and other financial institutions from time to time party thereto (the “Term Loan Lenders” and, together with the Revolving Lenders, the “Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent, Banco Santander, S.A., New York Branch, MUFG Bank, Ltd., and TD Securities (USA) LLC, as Syndication Agents, and the Documentation Agents named therein.

The Revolving Credit Agreement expires, unless extended, on October 16, 2026.  The Term Loan Credit Agreement matures, unless extended, on the date that is three years after the Funding Date (as defined below).

The Revolving Credit Agreement permits Kyndryl to borrow up to an aggregate amount of $3,150 million on a revolving basis following the date of the legal and structural separation of Kyndryl from International Business Machines Corporation (“IBM”) (the “Separation Date”).  Subject to certain conditions and limitations contained in each Credit Agreement, Kyndryl may borrow, prepay and re-borrow amounts under the Revolving Credit Agreement at any time during the term of the Revolving Credit Agreement.

The Term Loan Credit Agreement permits Kyndryl to borrow an aggregate amount of $500 million up to three business days prior to the anticipated Separation Date (the “Funding Date”). IBM will initially guarantee the obligations of Kyndryl under the Term Loan Credit Agreement until the Separation Date, at which time IBM will be automatically and irrevocably released from its obligations under the guarantee.

Funds borrowed under the Credit Agreements may be used for the general corporate purposes of Kyndryl and its subsidiaries.  Interest rates on borrowings under each Credit Agreement will be based on prevailing market rates, plus a margin, as further described in each Credit Agreement.  The Credit Agreements contain customary representations and warranties, covenants, events of default and indemnification provisions.

This summary description of the Credit Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreements, which are filed as Exhibits 10.1 and 10.2 to this report, and are incorporated by reference herein.

In the ordinary course of their respective businesses, the Lenders and their affiliates have engaged, and may in the future engage, in commercial banking, investment banking, financial advisory or other services with each of Kyndryl and IBM and/or its subsidiaries for which they have in the past and/or may in the future receive customary compensation and expense reimbursement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is incorporated herein by reference.

Forward-Looking Statements

Statements in this report regarding the legal and structural separation of Kyndryl from IBM (the “Separation”) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include without limitation statements relating to the expected timing of the Separation, as well as other statements representing management’s beliefs about future events, transactions, strategies, operations and financial results. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “intends” or “estimates” or similar expressions) should also be considered to be forward-looking statements. Forward-looking statements are based on Kyndryl’s current assumptions regarding future business and financial performance. These statements, by their nature, address matters that are uncertain to different degrees. These statements involve a number of factors that could cause actual results to differ materially, including without limitation the risk that the Separation will not be completed within the anticipated time period or at all, the risk of disruption or unanticipated costs in connection with the Separation and the risk that the Separation will not achieve its intended benefits. Additional factors that may cause actual outcomes to differ from the forward-looking statements herein are contained in the “Risk Factors” section of Kyndryl’s Information Statement included as Exhibit 99.1 to Kyndryl’s Registration Statement on Form 10, filed with the Securities and Exchange Commission (the “SEC”) on October 12, 2021, as such factors may be updated from time to time in Kyndryl’s periodic filings with the SEC. Copies of the Registration Statement and Kyndryl’s periodic filings are available from the SEC or from Kyndryl’s website. Except as required by law, Kyndryl disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1

Term Loan Credit Agreement, dated as of October 18, 2021, by and among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A. as administrative agent, and the other financial institutions party thereto.

10.2	Five-Year Revolving Credit Agreement, dated as of October 18, 2021, by and among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A. as administrative agent, and the other financial institutions party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KYNDRYL HOLDINGS, INC.

Date: October 22, 2021	By:	/s/ Simon J. Beaumont
	Name:	Simon J. Beaumont
	Title:	President